UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): July 16, 2015

MEDOVEX CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-198621	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3279 Hardee Avenue Atlanta, Georgia		30341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 14, 2015, MedoveX Corp. (the “Company”) and Technology Consult Berlin GmbH (“TCB”) entered into a non-exclusive distribution center agreement (the “Agreement”) pursuant to which TCB shall manage and coordinate the products which the Company exports to the European Union, including the Company’s patented DenerveX™ System. A copy of the Agreement is attached hereto as Exhibit 10.1.

Pursuant to the terms of the Agreement, TCB shall manage the Company’s exported products which includes (i)  receiving, booking, routing and dispatching the Company’s cargo, (ii) management of shipping documentation including, but not limited to, documents which are required to release cargo into the European Union, (iii) coordinating with the Company’s service providers and (iv) cargo storage and consolidation. In addition, TCB shall receive, manage and transmit the Company’s shipping data, prepare and maintain reports with respect to the Company’s imported products and carry out such other activities as shall be reasonably necessary to effectuate the import of the Company’s products.

TCB has agreed that it shall not provide similar services to the Company’s competitors in the  European Union countries in which the Company shall distribute its products. The Agreement shall become effective upon the Company obtaining a CE Mark approval which is required to commercialize the Company’s medical devices in the European Union. The Company anticipates that it shall receive CE Mark approval in the first quarter of 2016. The term of the Agreement is two years, which shall automatically renew on a year to year basis, absent a written notice from either the Company or TCB.

The foregoing summary of the Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Item 7.01                        Regulation FD Disclosure.

On July 15, 2015, the Company issued a press release regarding the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01                        Other Events.

Letter to Shareholders

On July 16, 2015, the Company distributed a shareholder letter which is attached hereto as Exhibit 99.2.The shareholder letter provided an update with respect to the Company’s business activities and recent hires.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Contract for Distribution Center and Logistics Services dated July 14, 2015 by and between the Company and Technology Consult Berlin GmbH
99.1	Press Release dated July 15, 2015.
99.2	MedoveX Corp. Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.
Date: July 16, 2015	By:	/s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer